SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    Form 8-K


              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (date of earliest event reported) December 5, 2002
                               (December 4, 2002)




                          CHESAPEAKE ENERGY CORPORATION
             (Exact name of Registrant as specified in its Charter)



        Oklahoma                      1-13726                    73-1395733
--------------------------------------------------------------------------------
 (State or other jurisdiction     Commission File No.)         (IRS Employer
       of incorporation)                                     Identification No.)


            6100 North Western Avenue, Oklahoma City, Oklahoma 73118
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               (Address of principal executive offices) (Zip Code)



                                 (405) 848-8000
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              (Registrant's telephone number, including area code)


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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  OTHER EVENTS

     Chesapeake Energy Corporation ("Chesapeake") issued a Press Release on December 4, 2002, in accordance with SEC rule 135C, announcing a private offering of senior notes. The following was included in the press release:

     OKLAHOMA CITY, OKLAHOMA, DECEMBER 4, 2002 - Chesapeake Energy Corporation (NYSE:CHK) today announced that it intends to commence an offering of $150 million of a new issue of senior notes due 2014 through a private placement eligible for resale under Rule 144A. The offering of the notes, which is subject to market and other conditions, will be made within the United States only to qualified institutional buyers, and outside the United States to non-U.S. investors.

     Chesapeake intends to use the net proceeds of the offering to finance, in part, the recently announced acquisition of natural gas properties from ONEOK, Inc., which is scheduled to close in January 2003, or in the event the ONEOK acquisition is not consummated, proceeds will be used for general corporate purposes including possible future acquisitions.

     The notes have not been registered under the Securities Act of 1933 or applicable state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws. This announcement shall not constitute an offer to sell or a solicitation of an offer to buy.

     This document  contains  forward-looking  statements  within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include estimates and give our current expectations or forecasts of future events. Although we believe our forward-looking statements are reasonable, they can be affected by inaccurate assumptions or by known or unknown risks and uncertainties.

     Chesapeake Energy Corporation is one of the 10 largest independent natural gas producers in the U.S. Headquartered in Oklahoma City, the company's operations are focused on exploratory and developmental drilling and producing property acquisitions in the Mid-Continent region of the United States.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             CHESAPEAKE ENERGY CORPORATION



                                             By: /s/ Aubrey K. McClendon
                                                 ------------------------------
                                                     Aubrey K. McClendon
                                                   Chairman of the Board and
                                                    Chief Executive Officer

Dated:        December 5, 2002